UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 28, 2003
                                 ---------------

                                   LION, INC.
             (Exact name of registrant as specified in its charter)
                                 ---------------

           WASHINGTON                   0-25159                91-2094375
 (State or other jurisdiction   (Commission file number)     (IRS employer
        of incorporation)                                 identification number)


 4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                         98116
 (Address of principal executive offices)                       (Zip code)


           Registrant's telephone, including area code (206) 577-1440


                                       N/A
          (Former name or former address, if changed since last report)


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                                   LION, INC.


ITEM 5.   OTHER EVENTS

         On October 28, 2003, LION, Inc. issued a press release announcing it would be scheduling its next shareholders' meeting for late May or June of 2004. Rescheduling meetings from the winter allows LION to present its fiscal calendar-year information to stockholders on a more timely basis.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 28, 2003, LION, Inc. issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 7.   EXHIBITS

EXHIBIT NO.   DESCRIPTION
-----------   -----------
99.1          Press release issued October 28, 2003, announcing earnings for third quarter ended September 30, 2003.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LION, INC.
                                  (Registrant)



DATE: October 28, 2003            BY: __________________________________________
                                         Dave Stedman
                                         President and Chief Executive Officer




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